UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2006

Ad.Venture Partners, Inc .
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)
360 Madison Avenue, 21st Floor
New York, NY 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 703-7241

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

SIGNATURE

Explanatory Note

Ad.Venture Partners, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on August 21, 2006 (the “August 2006 Form 8-K”) to disclose (i) the date on which the Company first concluded that the financial statements contained within the Company's Form 8-K filed on September 6, 2005 (the “September 2005 Form 8-K”) covering the period of April 1, 2005 (date of inception) to August 31, 2005 and Form 10-K for the period from inception through March 31, 2006 (the “Form 10-K”) should no longer be relied upon; (ii) that, on September 19, 2006, the Company determined to further restate its financial statements to record the unit purchase option issued to the underwriters in the Company’s initial public offering as a liability; (iii) that, as a result of such determination, the Company will file further amendments to the September 2005 8-K and the Form 10-K, which amendments will restate the previously restated financial statements included in the Form 8-K/A and Form 10-K/A filed with the SEC on August 29, 2006 (the “Prior Amended Filings”), (iv) that the previously restated financial statements contained in the Prior Amended Filings should no longer be relied upon, (v) that the financial statements contained within the Company’s Forms 10-Q for the quarterly periods ended September 30, 2005, December 31, 2005 and June 30, 2006 (the “Forms 10-Q”) should no longer be relied upon; and (vi) that the Company will amend the Forms 10-Q to restate the financial statements contained therein.

As a result of the foregoing, the Company will restate its financial statements for the period from inception through August 31, 2005, the period from inception through March 31, 2006, for the quarterly periods ended September 30, 2005, December 31, 2005 and June 30, 2006. The restated financial statements will be included in amendments to the Prior Amended Filings or in Forms 10-Q/A for the applicable quarterly periods. Accordingly, the financial statements contained within the September 2005 Form 8-K, the Forms 10-Q and the Form 10-K as well as the Prior Amended Filings should no longer be relied upon.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 18, 2006, in connection with the preparation of its Current Report on Form 10-Q for the quarter ended June 30, 2006, the Company determined, based on recent interpretations of the accounting for warrants under Emerging Issues Task Force No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), that the fair value of the warrants issued as part of the units sold in the Company’s initial public offering (the “public warrants”) and the warrants issuable upon the exercise of the unit purchase option (the “embedded warrants”) issued to the underwriters in the Company’s initial public offering should be reported as a derivative liability rather than as equity as had been the Company’s practice. After discussions with management and members of the Board of Directors of the Company, the Company determined to restate its financial statements for the period from inception through August 31, 2005 and the period from inception through March 31, 2006. On August 21, 2006, the Company filed the August 2006 Form 8-K to notify investors that the financial statements contained within the Company's September 2005 Form 8-K and Form 10-K should no longer be relied upon and to disclose the Company’s intention to make the Prior Amended Filings to restate the financial statements included therein to record the public warrants and the embedded warrants as derivative liabilities and make additional non-operating gains and losses related to the classification of and accounting for the public warrants and the embedded warrants.

After the Company filed the August 2006 Form 8-K and the Prior Amended Filings, as a result of comments received from and discussions with the staff of the SEC, the Company determined that the interpretation of EITF No. 00-19 would also require the unit purchase option to be classified as a derivative liability to be adjusted to fair value at each balance sheet date. On September 19, 2006, the Company determined to further restate its financial statements for the period from inception through August 31, 2005 and the period from inception through March 31, 2006 and to restate the financial statements for the quarterly period ended June 30, 2006 in order to record the unit purchase option as a derivative liability. The restated financial statements will be included in amendments to the Prior Amended Filings or in a Form 10-Q/A for the quarterly period ended June 30, 2006, as applicable. In addition, the Company determined to restate the financial statements for the quarterly periods ended September 30, 2005 and December 31, 2005, which will be included the Forms 10-Q/A for the quarterly periods ended September 30, 2005 and December 31, 2005.

The reclassification of the warrants as a derivative liability is required under EITF No. 00-19 due to the absence in the warrant agreement of provisions addressing the exercise of the warrants in the absence of an effective registration statement. Under interpretations of applicable federal securities laws, the issuance of shares upon exercise of the warrants in the absence of an effective registration statement could be deemed a violation of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”). To address this issue, the warrant agreement requires that the Company file, and use best efforts to cause to be declared and keep effective, a registration statement covering the issuance of the shares underlying the warrants. However, the warrant agreement fails to specify the remedies, if any, that would be available to warrantholders in the event there is no effective registration statement covering the issuance of shares underlying the warrants. Under EITF No. 00-19, the registration of the common stock underlying the warrants is not within the Company's control. In addition, under EITF No. 00-19, in the absence of explicit provisions to the contrary in the warrant agreement, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability.

Similarly, the reclassification of the unit purchase option as a derivative liability is required under EITF No. 00-19 due to the absence in the unit purchase option of provisions addressing the exercise of the unit purchase option in the absence of an effective registration statement. Under interpretations of applicable federal securities laws, the issuance of units upon exercise of the unit purchase option in the absence of an effective registration statement could be deemed a violation of Section 5 of the Securities Act. The reclassification of the unit purchase option as a derivative liability is required under EITF No. 00-19 because the registration of the units underlying the unit purchase option is not within the Company's control.

Under the provisions of EITF No. 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in the company’s results of operations. The fair value of these warrants and the unit purchase option are shown on the Company’s balance sheet and the unrealized changes in the values of these derivatives are shown in the Company’s consolidated statement of operations as “Gain (loss) from derivative liabilities.” The potential settlement obligation will continue to be reported as a derivative liability until such time as the unit purchase option is exercised, expires, or the Company is otherwise able to modify the unit purchase option.

The Company had previously issued financial statements that did not classify the fair value of the warrants and the unit purchase option as a derivative liability and had issued restated financial statements that classified the fair value of the warrants and the embedded warrants in the unit purchase option as derivative liabilities but did not classify the unit purchase option as a derivative liability. Accordingly, the financial statements contained within the September 2005 Form 8-K, the Forms 10-Q and the Form 10-K as well as the Prior Amended Filings should no longer be relied upon. The Company's filings for all periods after June 30, 2006 will reflect the classification of the warrants and the unit purchase option as derivative liabilities.

The authorized officers of Company have discussed the matters disclosed in this Current Report on Form 8-K/A with Eisner LLP, the Company’s independent registered accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AD.VENTURE PARTNERS, INC.

Dated: September 25, 2006	By: /s/ Ilan M. Slasky
Ilan M. Slasky
President